Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder International Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                   /s/Richard T. Hale
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Scudder International Fund, a
                                                 series of Scudder
                                                 International Fund, Inc.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder International Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                 /s/Charles A. Rizzo
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Scudder International Fund, a
                                               series of Scudder
                                               International Fund, Inc.